LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED APRIL 15, 2011 TO THE

SUMMARY PROSPECTUS DATED AUGUST 11, 2010 AND

THE PROSPECTUS DATED APRIL 30, 2010 OF

LEGG MASON WESTERN ASSET CORPORATE BOND FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated April 30, 2010, as supplemented on May 21, 2010, June 10, 2010, March 1, 2011 and April 15, 2011 and as may be amended or further supplemented, the fund’s statement of additional information, dated April 30, 2010, as supplemented on May 21, 2010, June 10, 2010, March 1, 2011 and April 15, 2011, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 31, 2009, are incorporated by reference into this Summary Prospectus.

Effective as of May 1, 2011, the following text replaces the section titled “Management – Portfolio managers” in the fund’s Summary Prospectus and in the fund’s Prospectus:

Portfolio managers: Stephen A. Walsh and Ryan K. Brist. Mr. Walsh has been a portfolio manager for the fund since 2006. Mr. Brist has been a portfolio manager of the fund since 2010. These portfolio managers work together with a broader investment management team.

Effective as of May 1, 2011, the following text replaces the section titled “More on fund management – Portfolio managers” in the fund’s Prospectus:

Portfolio managers

The fund is managed by a broad team of portfolio managers, sector specialists and other investment professionals. The particular mix of investment professionals involved in developing and implementing investment strategies for the fund depends on the asset classes in which the fund invests. Senior portfolio managers are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. These portfolio managers work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

The portfolio managers responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund are Stephen A. Walsh and Ryan K. Brist. Mr. Walsh has been a portfolio manager of the fund since 2006, and Mr. Brist has been a portfolio manager of the fund since 2010. Mr. Walsh has been employed by Western Asset in the capacity of portfolio manager for more than five years. Mr. Brist has been employed by Western Asset in the capacity of portfolio manager since 2009. Prior to that time, Mr. Brist was Chief Investment Officer, Portfolio Manager with Logan Partners, L.P. from 2007 to 2009 and Co-Chief Investment Officer, Senior Portfolio Manager with Delaware Investment Advisors from 2000 to 2007.

The SAI provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

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